Exhibit 99.2

                               CERTIFICATION

      Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned Chief Financial Officer of M.D.C. Holdings, Inc. (the "Company") hereby certifies that the Report on Form 10-Q of the Company for the quarterly period ended March 31, 2003, accompanying this certification, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 5, 2003.                             /s/ Paris G. Reece III
                                               -----------------------------
                                                   Paris G. Reece III
                                                   Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to M.D.C. Holdings, Inc. and will be retained by M.D.C. Holdings, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.